Exhibit 10.11

AMENDMENT NO. 1

TO

CREDIT AGREEMENT

This AMENDMENT NO. 1 dated as of December 8, 2011 (this “Amendment”) is by and among NOODLES & COMPANY (the “Borrower”), BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”), and the lenders signatory hereto and amends that certain Credit Agreement dated as of February 28, 2011 (as amended, restated, extended, supplemented, modified and otherwise in effect from time to time, the “Credit Agreement”) by and among the Borrower, the other Loan Parties party thereto, the  lenders party thereto (the “Lenders”), the Administrative Agent, Bank of America, N.A. as L/C Issuer and Swing Line Lender, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Left Lead Arranger, GE Capital Markets, Inc. and Wells Fargo Bank, National Association as Right Lead Arrangers and together with the Left Lead Arranger, as Co-Lead Arrangers, Merrill Lynch, Pierce, Fenner & Smith Incorporated, GE Capital Markets, Inc. and Wells Fargo Bank, National Association as Joint Book Managers, GE Capital Markets, Inc. and Wells Fargo Bank, National Association as Co-Syndication Agents and Regions Bank as Documentation Agent.  Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, in connection with the formation of certain new subsidiaries for a joint venture in the People’s Republic of China, the Borrower has requested, among other things, that the Required Lenders (a) amend the Credit Agreement to permit an Investment of up to $2,500,000 in such subsidiaries and (b) amend certain other provisions of the Credit Agreement in connection therewith; and

WHEREAS, the Borrower and Required Lenders have agreed to amend certain provisions of the Credit Agreement as provided more fully herein below;

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.                               Amendments to the Credit Agreement.

§1.1.                     Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions thereto in the appropriate alphabetical location:

“Joint Venture Entities” means, collectively, Noodles Cayman, Noodles China JV, Noodles Hong Kong and Noodles China.

“Noodles Cayman” means Noodles & Company International Holdings, Ltd., a corporation organized under the laws of the Cayman Islands, wholly owned by the Borrower.

“Noodles China” means a “wholly owned foreign enterprise (WOFE)” to be organized under the laws of the People’s Republic of China, wholly owned by Noodles Hong Kong.

“Noodles China JV” means Noodles & Company China Holdings, Ltd., a corporation organized under the laws of the Cayman Islands in which Noodles Cayman shall initially own at least a majority of the issued and outstanding capital stock.

“Noodles Hong Kong” means Noodles & Company Hong Kong, Limited, a corporation organized under the laws of Hong Kong, wholly owned by Noodles China JV.

§1.2.                     Amendment to Section 1.01.  Section 1.01 of the Credit Agreement is hereby amended by adding the following new paragraph immediately at the end of the definition of “Subsidiary”:

“Notwithstanding anything to the contrary contained in the Agreement, except for the purposes of Sections 5.26 and 5.27, the term “Subsidiaries” will be deemed to exclude Noodles Cayman, Noodles China JV, Noodles Hong Kong and Noodles China; provided that the net income of the Joint Venture Entities shall be included in Consolidated Net Income of the Borrower and its Subsidiaries to the extent of any cash dividends actually paid by such Joint Venture Entities to the Loan Parties during the applicable Measurement Period as a dividend or other distribution.”

§1.3.                     Amendment to Section 6.12(c).  Section 6.12(c) of the Credit Agreement is hereby amended by (i) adding the words “or the Borrower” immediately after the words “Domestic Subsidiary” in the second line thereof and (ii) adding the following new sentences immediately at the end of Section 6.12(c) as follows:

“Notwithstanding the foregoing, Noodles Cayman and its direct and indirect Foreign Subsidiaries shall not be required to enter into a Pledge Agreement, and the Borrower shall not be required to pledge 66% of the voting Equity Interests of Noodles Cayman or 100% of any non-voting Equity Interests.  For the avoidance of doubt, Equity Interests in Noodles China, Noodles China JV and Noodles Hong Kong shall not be required to be pledged.”

§1.4.                     Amendment to Section 7.03.  Section 7.03 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately at the end of paragraph (m) therein; (ii) deleting the period at the end of paragraph (n) therein and substituting in lieu thereof “; and”; and (iii) adding the following new paragraph (o) therein in the appropriate alphabetical order:

“(o)                           One or more investments by the Borrower in Noodles Cayman, in an aggregate amount not to exceed $2,500,000, provided, that no Default or Event of Default shall be continuing under this Agreement at the time of such Investment or would result from such Investment.”

§1.5.                     Amendment to Section 7.05.  Section 7.05 of the Credit Agreement is hereby amended by restating clause (f) thereof in its entirety as follows:

“(f)                             (i) non-exclusive licenses of IP Rights in the ordinary course of business in connection with Franchise Agreements and substantially consistent with past practice, (ii) transfer of trademarks to the Joint Venture Entities so long as such trademarks relate exclusively to the operation of Restaurants in the People’s Republic of China (including Hong Kong) by one of the Joint Venture Entities and (iii) non-exclusive (or exclusive solely with respect to the territory of the People’s Republic of China (including Hong Kong)) licenses of trademarks, trade secrets or copyrights to the Joint Venture Entities which are necessary for the operation of Restaurants in the People’s Republic of China (including Hong Kong) by one of the Joint Venture Entities;”

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§1.6.                     Amendment to Schedule 5.13.  Schedule 5.13 is hereby deleted in its entirety and replaced with Schedule 5.13 attached hereto.

§2.                               Affirmation and Acknowledgment.  The Borrower hereby ratifies and confirms all of its Obligations to the Lenders and the Administrative Agent, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans, the other Obligations, and all other amounts due under the Credit Agreement as amended hereby.  The Borrower hereby confirms that the Obligations are and remain secured pursuant to the Collateral Documents and pursuant to all other instruments and documents executed and delivered by the Borrower as security for the Obligations.

§3.                               Representations and Warranties.  The Borrower hereby represents and warrants to the Lenders and the Administrative Agent as follows:

(a)                                 The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations and agreements under this Amendment, the Credit Agreement and the other Loan Documents as amended hereby are within the organizational power and authority of the Borrower, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of the Borrower’s Organization Documents or (ii) violate any applicable Law, except, with respect to this clause (ii), to the extent that such violation could not reasonably be expected to have a Material Adverse Effect.

(b)                                 This Amendment has been duly executed and delivered by the Borrower.  Each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with their respective terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)                                  No approval or consent of, or filing with, any Governmental Authority is required in connection with the execution, delivery or performance by the Borrower of this Amendment or the Credit Agreement as amended hereby.

(d)                                 The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects on and as of the date hereof (other than to the extent that any representation and warranty is already qualified by materiality, in which case, such representation and warranty shall be true and correct as of the date hereof), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a), (b) and (c) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a), (b) and (c) of the Credit Agreement, respectively.

(e)                                  As of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

§4.                               Conditions.  This Amendment shall become effective upon the Administrative Agent’s receipt of a copy of this Amendment, in form and substance satisfactory to the

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Administrative Agent and duly executed by the Administrative Agent, the Required Lenders and the Borrower.

§5.                               Miscellaneous Provisions.

§5.1.                     Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the Loan Documents shall remain the same.  It is declared and agreed by each of the parties hereto that the Credit Agreement and the Loan Documents, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement and the Loan Documents shall be read and construed as one instrument.

§5.2.                     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

§5.3.                     THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

§5.4.                     This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

§5.5.                     The Borrower hereby agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable and documented out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including legal fees).

§5.6.                     Except as otherwise expressly provided for in this Amendment, nothing contained in this Amendment shall extend to or affect in any way any of the rights or obligations

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of the Borrower, its Affiliates and/or Subsidiaries, as applicable, or the Administrative Agent’s or a Lender’s obligations, rights and remedies.  The Borrower, individually and on behalf of its Affiliates and/or Subsidiaries, as applicable, hereby agrees that Administrative Agent shall not be deemed to have waived any Default or Event of Default existing on the date hereof or arising hereafter or any or all of its rights or remedies with respect to such Defaults or Events of Default.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

NOODLES & COMPANY

By:	/s/ Paul A Strasen
Name:	Paul A. Strasen
Title:	Executive Vice President

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Erik M. Truette
Name:	Erik M. Truette
Title:	Assistant Vice President

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ John H. Schmidt
Name:	John H. Schmidt
Title:	Director

GE CAPITAL FINANCIAL INC., a Utah industrial loan corporation, as a Lender

By:	/s/ Thomas Moro
Name:	Thomas Moro
Its Authorized Signatory

GOLUB CAPITAL PARTNERS FUNDING 2007-1 LTD.
BY: Golub Capital Incorporated, as Servicer

By:	/s/ Gregory W. Cashman
Name:	Gregory W. Cashman
Title:	Senior Managing Director

GC ADVISORS LLC AS AGENT FOR THE PHOENIX INSURANCE COMPANY

By:	/s/ Gregory W. Cashman
Name:	Gregory W. Cashman
Title:	Senior Managing Director

Golub Capital BDC 2010-1 LLC,
BY: GC Advisors LLC, its Collateral Manager

By:	/s/ Gregory W. Cashman
Name:	Gregory W. Cashman
Title:	Senior Managing Director

GOLUB INTERNATIONAL LOAN LTD. I
BY: GOLUB CAPITAL INTERNATIONAL
MANAGEMENT LLC, as Collateral Manager

By:	/s/ Gregory W. Cashman
Name:	Gregory W. Cashman
Title:	Senior Managing Director

COÖPERATIEVE CENTRALE RAIFFEISEN — BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH,
as a Lender

By:	/s/ Brett Delfino
Name:	Brett Delfino
Title:	Executive Director

By:	/s/ Lissy Smit
Name:	Lissy Smit
Title:	Executive Director

REGIONS BANK,
as a Lender

By:	/s/ Jay R. Goldstein
Name:	Jay R. Goldstein
Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Tim G. Loyd
Name:	Tim G. Loyd
Title:	Managing Director

RATIFICATION OF OBLIGATIONS

Each of the undersigned hereby acknowledges, agrees and consents to the foregoing Amendment and agrees that each of the Loan Documents remain in full force and effect, and each of the undersigned confirms and ratifies all of its obligations under each Loan Document (as amended hereby) to which it is a party.

TNSC, INC.

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

NOODLES & COMPANY FINANCE CORP.

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

NOODLES & COMPANY SERVICES CORP.

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. — COLORADO, INC.

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. — WISCONSIN, INC.

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. — ILLINOIS, INC.

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. — MINNESOTA, INC.

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	President

THE NOODLE SHOP, CO. — VIRGINIA, INC.

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. — MARYLAND, INC.

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Assistant Secretary

THE NOODLE SHOP, CO. — COLLEGE PARK, LLC

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Executive Vice President

THE NOODLE SHOP, CO. — MONTGOMERY COUNTY, MARYLAND

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. — HOWARD COUNTY, INC.

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Assistant Secretary

THE NOODLE SHOP, CO. — CHARLES COUNTY, INC.

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Assistant Secretary

THE NOODLE SHOP, CO. — ANNAPOLIS, LLC

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Executive Vice President

THE NOODLE SHOP, CO. — BALTIMORE COUNTY, LLC

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Executive Vice President

THE NOODLE SHOP, CO. — KANSAS, LLC

By: TNSC, Inc.,
its Member

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	Vice President

THE NOODLE SHOP, CO. — DELAWARE, INC.

By:	/s/ Paul A. Strasen
Name:	Paul A. Strasen
Title:	President

Schedule 5.13

Subsidiaries and Other Equity Investments; Loan Parties

See attached.